Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On September 1, 2023, Patterson-UTI Energy, Inc., a Delaware corporation (“Patterson-UTI”), and NexTier Oilfield Solutions Inc., a Delaware corporation (“NexTier”), consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of June 14, 2023 (as amended, the “NexTier merger agreement”), among Patterson-UTI, NexTier and certain subsidiaries of Patterson-UTI. Pursuant to the NexTier merger agreement, (i) a direct wholly owned subsidiary of Patterson-UTI merged with and into NexTier, with NexTier continuing as the surviving entity (the “first merger” and the surviving entity, the “surviving corporation”), and (ii) immediately following the first merger, the surviving corporation merged with and into a second direct wholly owned subsidiary of Patterson-UTI, with such second subsidiary surviving the merger as a direct wholly owned subsidiary of Patterson-UTI (the “second merger” and, together with the first merger, the “NexTier mergers”). Upon consummation of the NexTier mergers on September 1, 2023, NexTier became a wholly owned subsidiary of Patterson-UTI.

On August 14, 2023, Patterson-UTI and two of its wholly owned subsidiaries consummated the transactions (the “Ulterra acquisition”) contemplated by the merger agreement, dated as of July 3, 2023 (the “Ulterra merger agreement” and, together with the NexTier merger agreement, the “merger agreements”), with BEP Diamond Holdings Corp. (“Ulterra”), which indirectly owned all of the outstanding equity interests of Ulterra Drilling Technologies, L.P., and BEP Diamond Topco L.P., a Delaware limited partnership, as sole stockholder of Ulterra (the “Ulterra stockholder”). Upon consummation of the Ulterra acquisition and the other transactions contemplated by the Ulterra merger agreement on August 14, 2023, Ulterra became a wholly owned subsidiary of Patterson-UTI.

The following unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) have been prepared from the respective historical consolidated financial statements of Patterson-UTI, NexTier and Ulterra and have been adjusted to reflect the completion of the NexTier mergers and the Ulterra acquisition (referred to collectively as the “combination transactions,” and Patterson-UTI, after giving effect to the combination transactions, is referred to as the “combined company”). The pro forma financial statements have been prepared in accordance with Article 11 of the SEC’s Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The unaudited pro forma condensed combined balance sheet gives effect to the combination transactions as if they had been completed on June 30, 2023, while the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 are presented as if the combination transactions had been completed on January 1, 2022. The information presented herein is based on and should be read in conjunction with the historical audited and unaudited consolidated financial statements and related notes of Patterson-UTI filed with the SEC and the historical audited and unaudited consolidated financial statements of NexTier and Ulterra and related notes filed herewith as Exhibits 99.1 – 99.4 to this Current Report on Form 8-K/A.

Upon consummation of the combination transactions, Patterson-UTI determined the value of the purchase consideration using the Patterson-UTI common stock closing price and the number of shares of Patterson-UTI issued on the closing date of each respective transaction. Additionally, after completing the combination transactions, Patterson-UTI identified the assets acquired and liabilities assumed from NexTier and Ulterra and determined the respective fair values using relevant information available at that time. As a result of the foregoing, the pro forma adjustments with respect to the combination transactions are preliminary and are subject to change as additional information becomes available and as additional analysis is performed. Any increases or decreases in the fair value of assets acquired and liabilities assumed upon completion of the final valuations may be materially different from the information presented in the pro forma financial statements.

The pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position of the combined company that would have occurred had the combination transactions occurred on the dates indicated. Adjustments are based on information available to management during the preparation of the pro forma financial statements and assumptions that management believes are reasonable and supportable. Further, the pro forma financial statements do not purport to project the future operating results or financial position of the combined company following the combination transactions. Patterson-UTI's actual financial position and results of operations following completion of the combination transactions may differ materially from these pro forma financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2023

(in thousands)

	As of	As of					As of	As of					As of
	June 30,	June 30,					June 30,	June 30,					June 30,
	2023	2023	NexTier				2023	2023	Ulterra				2023
		NexTier					Pro Forma	Ulterra
		(Historical			Financing		Combined	(Historical			Financing
	Patterson-	as	Transaction		and		for	as	Transaction		and		Pro
	UTI	adjusted	Accounting		Other		NexTier	adjusted	Accounting		Other		Forma
	(Historical)	in Note 2)	Adjustments	Notes	Adjustments	Notes	Merger	in Note 2)	Adjustments	Notes	Adjustments	Notes	Combined
ASSETS
Current assets:
Cash and cash equivalents	$150,288	$310,166	$(158,360)	A	$—		$302,094	$72,478	$(375,739)	A	$—		$119,240
			(61,558)	B			(61,558)		(7,620)	B
			(174,140)	F	95,000	E	(79,140)		(56,275)	F	325,000	E
Accounts receivable, net of allowance for credit losses	491,049	443,741	—		—		934,790	70,464	—		—		1,005,254
Inventory	68,036	73,415	—		—		141,451	31,430	—		—		172,881
Other current assets	91,954	49,571	(4,665)	I	—		136,860	23,322	(9,943)	I	—		150,239
Total current assets	801,327	876,893	(398,723)		95,000		1,374,497	197,694	(449,577)		325,000		1,447,614
Non-current assets
Property and equipment, net	2,263,581	780,036	275,678	C	—		3,319,295	60,211	71,001	C	—		3,450,507
Operating lease right-of-use assets	18,771	29,178	—		—		47,949	8,588	—		—		56,537
Finance lease right-of-use assets	—	93,565	—		—		93,565	6,538	—		—		100,103
Intangible assets, net	5,140	48,373	687,627	D	—		741,140	238,598	81,402	D	—		1,061,140
Goodwill	—	192,780	758,803	A	—		951,583	147,314	303,492	A	—		1,402,389
Deposits on equipment purchases	14,222	16,161	—		—		30,383	—	—		—		30,383
Other assets	10,128	13,654	(2,247)	I	—		21,535	—	—		—		21,535
Deferred tax assets, net	4,027	112,926	(112,926)	H	—		4,027	512	—		—		4,539
Total assets	$3,117,196	$2,163,566	$1,208,212		$95,000		$6,583,974	$659,455	$6,318		$325,000		$7,574,747

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$245,562	$347,589	$—		$—		$593,151	$23,488	$—		$—		$616,639
Accrued liabilities	204,006	215,876	—		—		419,882	13,247	—		—		433,129
Current maturities of long-term operating lease liabilities	4,753	9,930	497	K	—		15,180	2,642	(23)	K	—		17,799
Current maturities of long-term finance lease liabilities	—	52,605	13,833	K	—		66,438	4,409	220	K	—		71,067
Current maturities of long-term debt	—	14,176	(2,165)	F	—		12,011	4,150	(4,150)	F	—		12,011
Total current liabilities	454,321	640,176	12,165		—		1,106,662	47,936	(3,953)		—		1,150,645
Non-current liabilities
Long-term operating lease liabilities, less current maturities	17,287	17,856	895	K	—		36,038	6,021	(52)	K	—		42,007
Long-term finance lease liabilities, less current maturities	—	21,479	5,648	K	—		27,127	1,818	91	K	—		29,036
Long-term debt, net of debt discount and issuance costs	822,408	340,327	(327,737)	F	95,000	E	929,998	383,727	(383,727)	F	325,000	E	1,254,998
Deferred tax liabilities, net	58,635	—	64,634	H	(36,594)	J	86,675	54,181	34,001	H	—		174,857
Other liabilities	44,376	14,477	—		—		58,853	—	—		—		58,853
Total liabilities	1,397,027	1,034,315	(244,395)		58,406		2,245,353	493,683	(353,640)		325,000		2,710,396

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

	As of	As of					As of	As of					As of
	June 30,	June 30,					June 30,	June 30,					June 30,
	2023	2023	NexTier				2023	2023	Ulterra				2023
		NexTier					Pro Forma	Ulterra
		(Historical			Financing		Combined	(Historical			Financing
	Patterson-	as	Transaction		and		for	as	Transaction		and		Pro
	UTI	adjusted	Accounting		Other		NexTier	adjusted	Accounting		Other		Forma
	(Historical)	in Note 2)	Adjustments	Notes	Adjustments	Notes	Merger	in Note 2)	Adjustments	Notes	Adjustments	Notes	Combined
EQUITY
Stockholders’ equity:
Preferred stock, par value $0.01	—	—	—		—		—	—	—		—		—
Common stock, par value $0.01	3,049	2,285	1,719	A	—		7,053	—	349	A	—		7,402
			(2,285)	G			(2,285)						(2,285)
Treasury stock, at cost	(1,554,706)	—	—		—		(1,554,706)	—	—		—		(1,554,706)
Partners’ interests	—	—	—		—		—	379,729	(379,729)	G	—		—
Additional paid-in capital	3,208,927	942,563	2,641,697	A	—		6,793,187	—	521,057	A	—		7,314,244
			(942,563)	G			(942,563)						(942,563)
Retained earnings (deficit)	62,899	177,862	(61,558)	B	36,594	J	215,797	(225,662)	(7,620)	B	—		(17,485)
			(177,862)	G			(177,862)		225,662	G			47,800
Accumulated other comprehensive income	—	6,541	(6,541)	G	—		—	10,363	(10,363)	G	—		—
Total stockholders’ equity	1,720,169	1,129,251	1,452,607		36,594		4,338,621	164,430	349,356		—		4,852,407
Non-controlling interest	—	—	—		—		—	1,342	10,602	A	—		11,944
Total non-controlling interest	—	—	—		—		—	1,342	10,602		—		11,944
Total equity	1,720,169	1,129,251	1,452,607		36,594		4,338,621	165,772	359,958		—		4,864,351
Total liability and stockholders’ equity	$3,117,196	$2,163,566	$1,208,212		$95,000		$6,583,974	$659,455	$6,318		$325,000		$7,574,747

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statement

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2023

(in thousands, except share and per share data)

	For the	For the					For the	For the					For the
	Six	Six					Six	Six					Six
	Months	Months					Months	Months					Months
	Ended	Ended					Ended	Ended					Ended
	June 30,	June 30,					June 30,	June 30,					June 30,
	2023	2023	NexTier				2023	2023	Ulterra				2023
		NexTier					Pro Forma	Ulterra
		(Historical			Financing		Combined	(Historical			Financing
	Patterson-	as	Transaction		and		for	as	Transaction		and		Pro
	UTI	adjusted	Accounting		Other		NexTier	adjusted	Accounting		Other		Forma
	(Historical)	in Note 2)	Adjustments	Notes	Adjustments	Notes	Merger	in Note 2)	Adjustments	Notes	Adjustments	Notes	Combined
Operating revenue
Contract drilling	$851,401	$—	$—		$—		$851,401	$—	$—		$—		$851,401
Pressure pumping	543,509	1,880,763	—		—		2,424,272	—	—		—		2,424,272
Directional drilling	111,404	—	—		—		111,404	—	—		—		111,404
Other	44,373	—	—		—		44,373	182,310	—		—		226,683
Total operating revenue	1,550,687	1,880,763	—		—		3,431,450	182,310	—		—		3,613,760
Operating costs and expenses
Contract drillings	461,778	—	—		—		461,778	—	—		—		461,778
Pressure pumping	416,589	1,360,579	—		—		1,777,168	—	—		—		1,777,168
Directional drilling	95,411	—	—		—		95,411	—	—		—		95,411
Other	26,966	—	—		—		26,966	—	—		—		26,966
Cost of equipment rentals	—	—	—		—		—	41,273	—		—		41,273
Cost of equipment sales & services	—	—	—		—		—	10,541	—		—		10,541
Depreciation, depletion, amortization and impairment	254,994	122,147	20,022	AA	—		397,163	35,208	266	AA	—		434,854
			(10,924)	BB			(10,924)		13,141	BB	—
Selling, general and administrative	63,823	64,969	(13,579)	DD	—		115,213	52,659	—		—		167,872
Merger and integration expenses	7,940	5,436	—		—		13,376	—	—		—		13,376
Other operating expense (income), net	(7,359)	13,617	—		—		6,258	—	—		—		6,258
Total operating costs and expenses	1,320,142	1,566,748	(4,481)		—		2,882,409	139,681	13,407		—		3,035,497
Operating income (loss)	230,545	314,015	4,481		—		549,041	42,629	(13,407)		—		578,263
Interest income	2,452	3,527	—		—		5,979	—	—		—		5,979
Interest expense	(18,564)	(17,032)	16,318	EE	(3,411)	GG	(22,689)	(14,889)	14,889	EE	(11,639)	GG	(34,328)
Other income (expense)	3,809	2,647	—		—		6,456	(1,671)	—		—		4,785
Income (loss) before income taxes	218,242	303,157	20,799		(3,411)		538,787	26,069	1,482		(11,639)		554,699
Income tax expense	(33,950)	100,900	(1,675)	FF	791	FF	66,066	(6,691)	(351)	FF	2,760	FF	61,784
Net income (loss)	184,292	404,057	19,124		(2,620)		604,853	19,378	1,131		(8,879)		616,483
Income attributable to non-controlling interests	—	—	—		—		—	922	—		—		922
Net income (loss) attributable to common stockholders	184,292	404,057	19,124		(2,620)		604,853	18,456	1,131		(8,879)		615,561
Foreign currency translation adjustments	—	(322)	—		—		(322)	1,825	—		—		1,503
Hedging activities	—	2,066	—		—		2,066	(4,185)	—		—		(2,119)
Total comprehensive income	$184,292	$405,801	$19,124		$(2,620)		$606,597	$16,096	$1,131		$(8,879)		$614,945
Basic weighted average shares outstanding	209,952		171,869				381,821		34,900				416,721
Diluted weighted average shares outstanding	211,188		181,526				392,714		34,900				427,614
Basic earnings per share	$0.88						$1.58						$1.48
Diluted earnings per share	$0.87						$1.54						$1.44

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

(in thousands, except share and per share data)

	For the	For the					For the	For the					For the
	Year	Year					Year	Year					Year
	Ended	Ended					Ended	Ended					Ended
	December 31,	December 31,					December 31,	December 31,					December 31,
	2022	2022	NexTier				2022	2022	Ulterra				2022
		NexTier					Pro Forma	Ulterra
		(Historical			Financing		Combined	(Historical			Financing
	Patterson-	as	Transaction		and		for	as	Transaction		and		Pro
	UTI	adjusted	Accounting		Other		NexTier	adjusted	Accounting		Other		Forma
	(Historical)	in Note 2)	Adjustments	Notes	Adjustments	Notes	Merger	in Note 2)	Adjustments	Notes	Adjustments	Notes	Combined
Operating revenue
Contract drilling	$1,316,672	$—	$—		$—		$1,316,672	$—	$—		$—		$1,316,672
Pressure pumping	1,022,413	3,244,822	—		—		4,267,235	—	—		—		4,267,235
Directional drilling	216,498	—	—		—		216,498	—	—		—		216,498
Other	92,009	—	—		—		92,009	370,186	—		—		462,195
Total operating revenue	2,647,592	3,244,822	—		—		5,892,414	370,186	—		—		6,262,600
Operating costs and expenses
Contract drilling	832,180	—	—		—		832,180	—	—		—		832,180
Pressure pumping	781,385	2,507,105	—		—		3,288,490	—	—		—		3,288,490
Directional drilling	179,135	—	—		—		179,135	—	—		—		179,135
Other	53,850	—	—		—		53,850	—	—		—		53,850
Cost of equipment rentals	—	—	—		—		—	94,134	—		—		94,134
Cost of equipment sales & services	—	—	—		—		—	16,772	—		—		16,772
Depreciation, depletion, amortization and impairment	483,945	229,259	34,967	AA	—		748,171	72,651	432	AA	—		853,673
			(1,737)	BB	—		(1,737)		34,156	BB	—
Selling, general and administrative	116,589	125,342	6,885	DD	—		248,816	111,011	—		—		359,827
Merger and integration expenses	2,069	63,435	61,558	CC	—		127,062	—	7,620	CC	—		134,682
Other operating expense (income), net	(12,592)	(12,972)	—		—		(25,564)	—	—		—		(25,564)
Total operating costs and expenses	2,436,561	2,912,169	101,673		—		5,450,403	294,568	42,208		—		5,787,179
Operating income (loss)	211,031	332,653	(101,673)		—		442,011	75,618	(42,208)		—		475,421
Interest income	360	1,637	—		—		1,997	—	—		—		1,997
Interest expense	(40,256)	(30,019)	28,127	EE	(6,822)	GG	(48,970)	(28,038)	28,038	EE	(23,278)	GG	(72,248)
Other income (expense)	(3,273)	15,258	—		—		11,985	(5,084)	—		—		6,901
Income (loss) before income taxes	167,862	319,529	(73,546)		(6,822)		407,023	42,496	(14,170)		(23,278)		412,071
Income tax benefit (expense)	(13,204)	(4,560)	1,184	FF	38,176	HH	21,596	(13,323)	1,554	FF	5,521	FF	15,348
Net income (loss)	154,658	314,969	(72,362)		31,354		428,619	29,173	(12,616)		(17,757)		427,419
Income attributable to non-controlling interests	—	—	—		—		—	1,484	—		—		1,484
Net income (loss) attributable to common stockholders	154,658	314,969	(72,362)		31,354		428,619	27,689	(12,616)		(17,757)		425,935
Foreign currency translation adjustments	—	1,118	—		—		1,118	(546)	—		—		572
Hedging activities	—	12,067	—		—		12,067	9,843	—		—		21,910
Total comprehensive income	$154,658	$328,154	$(72,362)		$31,354		$441,804	$36,986	$(12,616)		$(17,757)		$448,417
Basic weighted average shares outstanding	215,935		171,869				387,804		34,900				422,704
Diluted weighted average shares outstanding	219,496		181,526				401,022		34,900				435,922
Basic earnings per share	$0.72						$1.11						$1.01
Diluted earnings per share	$0.70						$1.07						$0.98

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 — Basis of Presentation

The pro forma financial statements have been prepared to reflect adjustments to Patterson-UTI’s historical consolidated financial information that are directly attributable to the combination transactions and are considered reasonable and supportable.

As part of the combination transactions, management has determined Patterson-UTI to be the accounting acquirer of both NexTier and Ulterra for the following reasons:

•
Patterson-UTI issued purchase consideration for both combination transactions in the form of equity or cash consideration;
•
The ownership following completion of the NexTier mergers comprised 59% Patterson-UTI stockholders (including the 34.9 million shares held by the Ulterra stockholder) and 41% NexTier stockholders, which would give voting control to the Patterson-UTI stockholder group;
•
The composition of the combined company board consists of 11 total members, including six Patterson-UTI directors and five NexTier directors;
•
Andy Hendricks, President and Chief Executive Officer (“CEO”) of Patterson-UTI, continues to serve as president and CEO of the combined company, and Curtis Huff, Patterson-UTI’s Chairman of the Board, continues in such role;
•
The combined company is named Patterson-UTI Energy, Inc., and its ticker symbol remains the same; and
•
Patterson-UTI’s corporate headquarters is the corporate headquarters of the combined company.

As the accounting acquirer, Patterson-UTI accounted for the combination transactions under the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805, “Business Combinations”. The allocation of the preliminary purchase consideration to the fair value of assets acquired and liabilities assumed is based upon Patterson-UTI management’s estimates and assumptions using currently available information. The final valuation could differ materially from the preliminary valuation used in the pro forma adjustments reflected below. The purchase price allocation is subject to change due to several factors, including, but not limited to changes in the final valuation of NexTier and Ulterra assets acquired and liabilities, as management obtains additional information regarding the assets acquired and liabilities assumed. As of the date of this filing, Patterson-UTI has used currently available information to determine preliminary fair value estimates for the combination transactions and its allocation to the NexTier and Ulterra assets acquired and liabilities assumed. The assumptions and estimates used to make the preliminary pro forma adjustments are described in the notes accompanying the pro forma financial statements.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the pro forma financial statements are based upon the number of shares of Patterson-UTI common stock outstanding, assuming the combination transactions occurred on January 1, 2022.

Note 2 — Accounting Policies

Patterson-UTI will continue to perform a comprehensive review of NexTier’s and Ulterra’s accounting and financial reporting policies. As a result of that review, Patterson-UTI may identify differences between these policies, which when conformed could differ materially from the pro forma financial statements presented herein. Patterson-UTI has included certain preliminary pro forma adjustments necessary to conform the accounting and financial reporting policies historically used by NexTier and Ulterra to those used by Patterson-UTI. These adjustments relate to (i) the presentation of depreciation and amortization outside of cost of sales and selling, general and administrative expenses, (ii) research and development costs to be included in other operating expenses, (iii) reclassification of certain items previously classified in property and equipment into inventory due to their nature as short term assets to be sold or consumed, and (iv) insurance expense to be allocated to pressure pumping - expense. Additionally, Patterson-UTI has adjusted certain financial statement line items (“FSLI”) as shown below to conform to presentation within the Patterson-UTI historical financial statements.

Pro forma condensed combined balance sheet

	As of June 30, 2023
(in thousands)	NexTier (Historical)	FSLI alignment	NexTier (Historical as adjusted)
Trade and other accounts receivable, net	$443,741	$(443,741)	$—
Accounts receivable, net of allowance for credit losses	—	443,741	443,741

Inventories, net	73,415	(73,415)	—
Inventory	—	73,415	73,415

Prepaid and other current assets	49,571	(49,571)	—
Other current assets	—	49,571	49,571

Property and equipment, net	796,197	(16,161)	780,036
Deposits on equipment purchases	—	16,161	16,161

Deferred income taxes	112,926	(112,926)	—
Deferred tax assets, net	—	112,926	112,926

Other noncurrent assets	13,654	(13,654)	—
Other assets	—	13,654	13,654

Accrued expenses	191,053	(191,053)	—
Customer contract liabilities	19,377	(19,377)	—
Other current liabilities	5,446	(5,446)	—
Accrued liabilities	—	215,876	215,876

Long-term debt, net of unamortized deferred financing costs and unamortized debt discount, less current maturities	340,327	(340,327)	—
Long-term debt, net of debt discount and issuance costs	—	340,327	340,327

Other noncurrent liabilities	14,477	(14,477)	—
Other liabilities	—	14,477	14,477

Paid-in capital in excess of par value	942,563	(942,563)	—
Additional paid-in capital	—	942,563	942,563

Pro forma condensed combined balance sheet

	As of June 30, 2023
(in thousands)	Ulterra (Historical)	FSLI alignment	Accounting policy adjustment	Ulterra (Historical as adjusted)
Cash	$69,155	$(69,155)	$—	$—
Restricted cash	3,323	(3,323)	—	—
Cash and cash equivalents	—	72,478	—	72,478

Receivables, net of allowance	70,464	(70,464)	—	—
Accounts receivables, net of allowance for credit losses	—	70,464	—	70,464

Inventories, net	25,565	(25,565)	—	—
Inventory	—	25,565	5,865	31,430

Income tax receivable	1,402	(1,402)	—	—
Prepaid and other current assets	11,977	(11,977)	—	—
Derivative asset	9,943	(9,943)	—	—
Other current assets	—	23,322	—	23,322

Lease right of use assets, operating	8,588	(8,588)	—	—
Operating lease right-of-use assets	—	8,588	—	8,588

Rental equipment, net	47,694	(47,694)	—	—
Property, plant and equipment, net	24,920	(24,920)	—	—
Finance lease right-of-use assets	—	6,538	—	6,538
Property and equipment, net	—	66,076	(5,865)	60,211

Intangibles, net	238,598	(238,598)	—	—
Intangible assets, net	—	238,598	—	238,598

Deferred income taxes	512	(512)	—	—
Deferred tax assets, net	—	512	—	512

Operating lease, current	2,642	(2,642)	—	—
Current maturities of long-term operating lease liabilities	—	2,642	—	2,642

Finance lease, current	4,409	(4,409)	—	—
Current maturities of long-term finance lease liabilities	—	4,409	—	4,409

Operating lease, net of current portion	6,021	(6,021)	—	—
Long-term operating lease liabilities, less current maturities	—	6,021	—	6,021

Finance lease, net of current portion	1,818	(1,818)	—	—
Long-term finance lease liabilities, less current maturities	—	1,818	—	1,818

Long-term debt, net of current maturities and discount	383,727	(383,727)	—	—
Long-term debt, net of debt discount and issuance costs	—	383,727	—	383,727

Deferred income taxes	54,181	(54,181)	—	—
Deferred tax liabilities, net	—	54,181	—	54,181

Accumulated deficit	(225,662)	225,662	—	—
Retained earnings (deficit)	—	(225,662)	—	(225,662)

Pro forma condensed combined statement of operations

	For the Six Months Ended June 30, 2023
(in thousands)	NexTier (Historical)	FSLI alignment	Accounting policy adjustment	NexTier (Historical as adjusted)
Revenue	$1,880,763	$(1,880,763)	$—	$—
Pressure pumping	—	1,880,763	—	1,880,763

Cost of services	1,350,243	(1,350,243)	—	—
Pressure pumping - expense	—	1,350,243	10,336	1,360,579
Selling, general and administrative expenses	79,380	—	(14,411)	64,969
Loss (gain) on disposal of assets	9,542	(9,542)	—	—
Other operating expense (income), net	—	9,542	4,075	13,617

Interest expense, net	(13,505)	13,505	—	—
Interest income	—	3,527	—	3,527
Interest expense	—	(17,032)	—	(17,032)

	For the Year Ended December 31, 2022
(in thousands)	NexTier (Historical)	FSLI alignment	Accounting policy adjustment	NexTier (Historical as adjusted)
Revenue	$3,244,822	$(3,244,822)	$—	$—
Pressure pumping	—	3,244,822	—	3,244,822

Cost of services	2,490,095	(2,490,095)	—	—
Pressure pumping - expense	—	2,490,095	17,010	2,507,105
Selling, general and administrative expenses	145,996	—	(20,654)	125,342
Loss (gain) on disposal of assets	(16,616)	16,616	—	—
Other operating expense (income), net	—	(16,616)	3,644	(12,972)

Interest expense, net	(28,382)	28,382	—	—
Interest income	—	1,637	—	1,637
Interest expense	—	(30,019)	—	(30,019)

	For the Six Months Ended June 30, 2023
(in thousands)	Ulterra (Historical)	FSLI alignment	Accounting policy adjustment	Ulterra (Historical as adjusted)
Equipment rentals	$157,258	$(157,258)	$—	$—
Equipment sales and services	25,052	(25,052)	—	—
Other Revenue	—	182,310	—	182,310

Cost of equipment rentals	61,109	—	(19,836)	41,273
Cost of equipment sales and services	10,541	—	—	10,541
Selling, general and administrative	68,031	—	(15,372)	52,659
Depreciation, depletion, amortization and impairment	—	—	35,208	35,208

	For the Year Ended December 31, 2022
(in thousands)	Ulterra (Historical)	FSLI alignment	Accounting policy adjustment	Ulterra (Historical as adjusted)
Equipment rentals	$331,625	$(331,625)	$—	$—
Equipment sales and services	38,561	(38,561)	—	—
Other Revenue	—	370,186	—	370,186

Cost of equipment rentals	138,621	—	(44,487)	94,134
Cost of equipment sales and services	16,772	—	—	16,772
Selling, general and administrative	139,175	—	(28,164)	111,011
Depreciation, depletion, amortization and impairment	—	—	72,651	72,651

Note 3 — Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments and Assumptions

A.
Reflects estimated total purchase consideration paid by Patterson-UTI for the respective combination transactions. The following table presents the preliminary consideration paid and preliminary purchase price allocation of assets acquired and liabilities assumed in the combination transactions:

NexTier
(in thousands, except exchange ratio and per share amounts)
Consideration:
Number of shares of NexTier common stock outstanding as of June 30, 2023	228,549
Multiplied by the exchange ratio	0.752
Number of shares of Patterson-UTI common stock to be issued in connection with the merger	171,869
Patterson-UTI shares common stock price on September 1, 2023	$14.91
Common stock equity consideration	2,562,565
Incentive unit replacement award consideration	80,851
NexTier long-term debt to be repaid by Patterson-UTI	158,360
Consideration transferred	$2,801,776
Allocated to:
Cash and cash equivalents	$136,026
Accounts receivable	443,741
Inventory	73,415
Property and equipment	1,055,714
Intangible assets	736,000
Deposits on equipment purchases	16,161
Operating lease right-of-use assets	29,178
Finance lease right-of-use assets	93,565
Other assets	56,313
Accounts payable	(347,589)
Accrued liabilities	(215,876)
Operating lease liabilities	(29,178)
Finance lease liabilities	(93,565)
Long-term debt	(24,601)
Deferred tax liabilities, net	(64,634)
Other liabilities	(14,477)
Preliminary net assets acquired	1,850,193
Preliminary allocation to goodwill	$951,583
Less historical goodwill	(192,780)
Goodwill pro forma adjustment	$758,803

Ulterra
(in thousands, except exchange ratio and per share amounts)
Consideration:
Number of shares issued to Ulterra as merger consideration	34,900
Patterson-UTI shares common stock price on August 14, 2023	$14.94
Common stock equity consideration	521,406
Net cash consideration (1)	375,739
Consideration transferred	$897,145
Fair value of non-controlling interests	$11,944
Allocated to:
Cash and cash equivalents	$16,203
Accounts receivable	70,464
Inventory	31,430
Other current assets	13,379
Property and equipment	131,212
Intangible assets	320,000
Deferred tax assets	512
Operating lease right-of-use assets	8,588
Finance lease right-of-use assets	6,538
Accounts payable	(23,488)
Accrued liabilities	(13,247)
Operating lease liabilities	(8,588)
Finance lease liabilities	(6,538)
Deferred tax liabilities	(88,182)
Preliminary net assets acquired	458,283
Preliminary allocation to goodwill	$450,806
Less historical goodwill	(147,314)
Goodwill pro forma adjustment	$303,492

——————

(1) Net cash consideration included $370 million cash consideration and customary purchase price adjustments set forth in the Ulterra merger agreement relating to cash, net working capital and indebtedness of Ulterra as of the closing.

B.
Reflects estimated transaction costs that Patterson-UTI expects to incur related to legal, financial advisory and other professional fees in order to consummate the combination transactions, which are not yet reflected in the historical condensed balance sheet of Patterson-UTI.
C.
Reflects property and equipment of NexTier and Ulterra adjusted to fair market value as part of the combination transactions.

	As of June 30, 2023
	NexTier		Ulterra
	Property and Equipment		Property and Equipment
($ in thousands)	Fair value of Property and Equipment, net	Remaining Useful Life	Fair value of Property and Equipment, net	Remaining Useful Life
Land	$13,698	n/a	$2,250	n/a
Land improvements	6,334	6	—	n/a
Buildings and improvements	61,703	20	7,565	20
Leasehold improvements	4,844	9	392	10
Personal property	969,135	4.4	121,005	8
Pro forma property and equipment, net	1,055,714		131,212
Historic property and equipment, net	780,036		60,211
Pro forma adjustment	$275,678		$71,001

D.
As part of the preliminary valuation, Patterson-UTI has recorded the following to reflect the fair value of identifiable intangible assets.

	As of June 30, 2023
	NexTier		Ulterra
	Intangible Assets		Intangible Assets
	Estimated Fair	Remaining	Estimated Fair	Remaining
($ in thousands)	Value	Useful Life	Value	Useful Life
Customer relationships	$553,000	15	$248,000	15
Trade name	72,000	10	11,000	10
Developed technology	111,000	10	61,000	10
Pro forma intangible assets	736,000		320,000
Historical intangible assets	48,373		238,598
Pro forma adjustment	$687,627		$81,402

E.
Reflects borrowing by Patterson-UTI on its revolving credit facility to pay transaction costs and repay certain indebtedness at the respective closings.

As of June 30, 2023
($ in thousands)
Pro forma for NexTier financing	Pro forma for Ulterra financing
LoC Facility (Revolver)	LoC Facility (Revolver)
$95,000	$325,000
SOFR+ 1.75%+.10% (~7.17%)	SOFR+ 1.75%+.10% (~7.17%)
27-Mar-26	27-Mar-26

F.
Reflects the repayment of debt at the respective closings and therefore in connection with the combination transactions, net of discounts and deferred financing costs. A portion of the debt repayment was made with closing cash from NexTier and Ulterra, which was reflected as a reduction in cash.
G.
Reflects the elimination of NexTier’s and Ulterra’s historical equity accounts.
H.
Reflects the increase in deferred tax liabilities resulting from the combination transactions using statutory tax rates. Specifically, these adjustments are the direct result of the acquired intangible assets and property and equipment which will have a different basis for tax and book purposes as well as the impact of jurisdictional netting adjustments and the release of certain valuation allowances as a result of the combination transactions.
I.
Reflects derivative instruments that will not be acquired as part of the combination transactions. The merger agreement for Ulterra specifically refers to derivative instruments not being assumed and the value of those instruments is also included as consideration in Note 3A.
J.
Reflects the reduction of certain deferred tax liabilities due to the release of certain valuation allowances for Patterson-UTI related to net operating losses that will be able to be utilized as a result of the combination transactions.
K.
Reflects the change in fair value of operating and finance leases in connection with the combination transactions.

Note 4 — Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments and Assumptions

AA.
Reflects the additional amortization expense recognized as part of the additional fair value attributed to the intangible assets acquired as part of the combination transactions. Refer to Note 3D.

Six Months Ended June 30, 2023
	NexTier	Ulterra
(in thousands)	Amortization	Amortization
Pro forma amortization of intangible assets	$27,584	$11,867
Historical amortization of intangible assets	7,562	11,601
Pro forma adjustment	$20,022	$266

For the Year Ended December 31, 2022
	NexTier	Ulterra
(in thousands)	Amortization	Amortization
Pro forma amortization of intangible assets	$55,167	$23,733
Historical amortization of intangible assets	20,200	23,301
Pro forma adjustment	$34,967	$432

These preliminary estimates of fair value will likely differ from final amounts that Patterson-UTI will calculate after completing a detailed valuation analysis, and the difference could have a material effect on the pro forma financial statements. A 10% change in the valuation of intangible assets would cause a corresponding increase or decrease in the balance of goodwill and annual amortization expense of approximately $2.8 million for the six months ended June 30, 2023 and $5.5 million for the year ended December 31, 2022 for the NexTier merger, and $1.2 million for the six months ended June 30, 2023 and $2.4 million for the year ended December 31, 2022 for the Ulterra acquisition. These calculations are based on the values and useful lives identified in Note 3D.

BB.
Reflects the change in depreciation expense recognized as part of the pro forma adjustment to the fair market value of property and equipment. Refer to Note 3C.

Six Months Ended June 30, 2023
	NexTier	Ulterra
(in thousands)	Depreciation	Depreciation
Pro forma depreciation	$103,661	$36,748
Historical depreciation	114,585	23,607
Pro forma adjustment	$(10,924)	$13,141

For the Year Ended December 31, 2022
	NexTier	Ulterra
(in thousands)	Depreciation	Depreciation
Pro forma depreciation	$207,322	$83,506
Historical depreciation	209,059	49,350
Pro forma adjustment	$(1,737)	$34,156

CC.
Reflects estimated transaction costs that Patterson-UTI expects to incur related to legal, financial advisory and other professional fees in order to consummate the combination transactions, which are not yet reflected in the historical condensed balance sheet of Patterson-UTI.
DD.
Reflects the fair value-based measure of (i) the NexTier stock options and NexTier time-based restricted stock unit awards expected to be converted into Patterson-UTI stock options and Patterson-UTI time-based restricted stock unit awards, respectively, upon the same terms existing immediately prior to the effective time of the NexTier mergers and (ii) the NexTier performance-based restricted stock unit awards and performance-based unit awards expected to be converted into Patterson-UTI time-based restricted stock units, in each case, in respect of a number of shares of Patterson-UTI common stock assuming the performance-based vesting requirements applicable to such awards were achieved at the level of actual performance attained through immediately prior to the effective time, and otherwise upon the same terms existing immediately prior to the effective time of the NexTier mergers. The expense reflects the portion of the awards to be recognized as stock-based compensation cost in the post-combination financial statements of the combined company.

Six Months Ended June 30, 2023
NexTier
(in thousands)	Stock-based Compensation
Post-combination compensation expense	$6,252
Historical compensation expense	19,831
Pro forma adjustment	$(13,579)

For the Year Ended December 31, 2022
NexTier
(in thousands)	Stock-based Compensation
Post-combination compensation expense	$40,002
Historical compensation expense	33,117
Pro forma adjustment	$6,885

EE.
Reflects the reduction of interest expense for the repayment of indebtedness not assumed in connection with the combination transactions. Refer to Note 3F.
FF.
Reflects the incremental corporate income tax expense (benefit) to be recognized as a part of the pro forma adjustments for the combination transactions at the Patterson-UTI estimated blended statutory tax rate of approximately 23%, adjusted by permanent tax differences.
GG.
Reflects the incremental interest expense associated with borrowing by Patterson-UTI on its revolving credit facility to pay transaction costs and repay certain indebtedness at closing. Refer to Note 3E.
HH.
Reflects the release of a deferred tax asset valuation allowance for Patterson-UTI related to federal net operating losses which are forecasted to become realizable upon consummation of the combination transactions.

Note 5 — Earnings Per Share

The following pro forma weighted average shares calculations have been performed for the six months ended June 30, 2023 and for the year ended December 31, 2022. The unaudited pro forma condensed combined earnings per share (“EPS”), basic and diluted, are computed by dividing net income attributable to common stockholders by the weighted-average number of shares of common stock outstanding as of June 30, 2023, as adjusted for the pro forma share issuances discussed above.

Patterson-UTI has one class of common stock outstanding, which continues to be outstanding upon the consummation of the combination transactions.

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022	June 30, 2023	December 31, 2022
	Pro Forma	Pro Forma	Pro Forma	Pro Forma
	Condensed	Condensed	Condensed	Condensed
	Combined	Combined	Combined	Combined
	for	for	for Combination	for Combination
(in thousands, except per share data)	NexTier Merger	NexTier Merger	Transactions	Transactions
Pro forma net income attributable to common stockholders - basic	$604,853	$428,619	$615,561	$425,935
Basic weighted average shares outstanding	381,821	387,804	416,721	422,704
Pro forma basic earnings per share	$1.58	$1.11	$1.48	$1.01
Pro forma net income attributable to common stockholders - diluted	$604,853	$428,619	$615,561	$425,935
Diluted weighted average shares outstanding	392,714	401,022	427,614	435,922
Pro forma diluted earnings per share	$1.54	$1.07	$1.44	$0.98
Pro forma basic and diluted weighted average shares
Patterson-UTI common shares	209,952	215,935	209,952	215,935
Patterson-UTI common shares issued to Ulterra stockholder	n/a	n/a	34,900	34,900
Patterson-UTI common shares issued to NexTier stockholders	171,869	171,869	171,869	171,869
Total pro forma basic weighted average shares	381,821	387,804	416,721	422,704
Patterson-UTI equity awards	1,236	3,561	1,236	3,561
Replacement incentive awards issued to NexTier unitholders	9,657	9,657	9,657	9,657
Total pro forma diluted weighted average shares	392,714	401,022	427,614	435,922